Exhibit 16(c)(ii)
 Fairness Opinion Presentation to the Board  Project Bruce  August 12, 2025

 Reference Metric  Offer Price (Per Share) $9.00  Premium vs. Adj. Unaffected Share Price (%) (1)  $5.16  74%  Premium vs. Unaffected Share Price (%) (2)  $4.91  83%  Premium vs. Unaffected 1-Month VWAP (%) (2)  $4.92  83%  Premium vs. Unaffected 3M-VWAP (2)  $5.13  75%  Premium vs. Unaffected 6M-VWAP (2)  $5.36  68%  Premium vs. Recent Unaffected Trading High (6)  $6.33  42%  Premium vs. Recent Unaffected Trading Low (6)  $4.55  98%  Premium vs. Spot Price (7)  $7.29  23%  Aggregate Value Build  Common Shares (Class A & B)  195.1  RSU  0.7  SAR  2.4  FDSO(3)  198.2  Equity Value  $1,784  Net Debt  884  Non-Controlling Interests 2  Aggregate Value (4) $2,671  Aggregate Value / 2024A EBITDA (5) 132 20.2x  Aggregate Value / 2Q 2025A LTM EBITDA (5) 174 15.4x  Aggregate Value / 2025F EBITDA (6+6 Forecast) (5) 206 12.9x  Source: Public filings, Capital IQ, Company Budget per Management as approved for our use by the Special Committee (the “6+6 Forecast”), Company Projections per Management as approved for our use by the Special Committee (the “Special Committee”) of the Board of Directors of the Company (the “Projections”), Q2’25 balance sheet per Management  Notes:  Adjusted Unaffected Share Price (“Adjusted Unaffected Share Price”) represents the unaffected price (share price as of 12/18/ 24, the last trading day prior to public announcement of the Consortium offer) increased by avg. peer performance since unaffected date, +5% (DHG excluded from peer avg. due to M&A speculations since announcement of strategic alternatives review)  Unaffected share price (“Unaffected Share Price”) defined as the Company’s share price as of 12/18/2024, the last trading day prior to public announcement of the Consortium offer  Share count as of 8/6/2025 per management incl. 195.1MM common shares, 0.7MM RSUs, and 2.4MM SARs dilution per Management (2.3MM at $4.00 strike price, 2.1MM at $5.00 strike price, 0.4MM at $6.05 strike price, 0.8MM at $12.46 strike price); RSUs include 178,571 expected to be granted in August 2025, per management  Bridge from equity value to aggregate value includes net debt and non-controlling interest of $887MM as of Q2’25 per Management  2024A and 2Q’ 2025 LTM EBITDA per public company filings; 2025F EBITDA per Company 6+6 forecast; 1Q 2025 reported EBITDA includes $23MM of one-time insurance proceeds related to COVID-19  Recent unaffected trading period represents period between announcement of dissolution of the 2024 Special Committee (5/31/2024) and the unaffected date (12/18/2024)  Spot price as of August 8, 2025  PROJECT BRUCE  2  $9.00/Share Offer Represents a 12.9x 2025 EBITDA Multiple and 83% Premium to Unaffected Share Price  On December 16, 2024, a group of investors submitted a proposal to acquire all of the common shares of the Company not owned by the Voting Group (as defined on the next page) at $9.00/share and to lead a take-private of the Company with the Voting Group shareholders rolling into the transaction  The proposal welcomed the Voting Group, Goldman Sachs, and other material shareholders to rollover their ownership stake in the Company in the transaction  The letter specified as pre- conditions the approval of the transaction by a Special Committee (“SC”) and a vote of the majority of the minority  Since the initial proposal, the funding of the transaction from new investors has evolved, and the SC tried to negotiate for a price increase to $9.25/share with the relevant parties involved, but ultimately was not able to get the bidder group to increase its price and the offer price per share was reconfirmed at $9/sh  The $9.00 per share offer represents a 15.4x 2Q’25A LTM EBITDA, a 12.9x 2025F EBITDA  multiple and an 83% premium over the unaffected share price(2)  Summary of Proposal – Premiums and Implied Valuation Metrics  $MM, unless per share data in USD  Summary of the Proposal

 Comparing Over Time the Relevant Factors to Evaluate The Proposal  Source: Public Filings, Capital IQ (as of August 8, 2025), Projections, Budget  Notes:  2024 & 2025 AV / EBITDA Multiples reflect aggregate value at offer price of $9 per share; December 2024 utilizes 2024 Company EBITDA of $140MM based on management guidance and 2025 EBITDA estimate of $228MM and 3Q 2024 balance sheet (Budget for 2025 was not available at this time); August 2025 utilizes 2024A Company EBITDA of $132MM and 2025F 6+6 forecast EBITDA estimate of $206MM and 2Q 2025 balance sheet; Projections for 2026 have not changed since initial receipt  Consensus estimates as of August 8, 2025 includes fewer broker contributors than on December 18, 2024 (i.e. the current consensus estimates only include 1-2 contributors vs. 3-6 contributors on 12/18 (number of contributors depends on metric))  Lease Heavy average excludes DHG due to M&A speculation since announcement of strategic alternatives review  December 18, 2024  (Unaffected Date)  Change (8/8 vs. 12/18)  Company Consensus EBITDA Estimates  (2025E / 2026E)  Vail  Comparable Companies Trading Valuation  Location-Based Membership Platforms  (2025E / 2026E EBITDA  Multiples)  Hospit- ality Plat- forms  Asset Light  Lease  (3)  Heavy s  2025E & 2026E Adj EBITDA (1)  $187MM / $206MM  11.1x / 10.4x  17.9x / 16.3x  18.1x / 16.7x  7.8x / 8.0x  $228MM / $275MM  (2)  (18%)  ▲ in Share Price  (1.5x) / (1.3x)  ▲ in Multiple  +4%  +0.2x / (0.2x)  +1%  - / +0.1x  +19%  +0.1x / (0.4x)  (10%) / -  (10%) / (13%)  Offer Price Unchanged at $9/Sh, Company Long-term Forecasts Broadly Unchanged Though 2025 Estimates Have Been Revised Downward Since 12/18, and Most Peers (Except for Vail) Trading at Similar Multiples  Company Valuation at $9/Sh (AV / ‘24 EBITDA & AV / ‘25 EBITDA) (1)  18.9x / 11.6x  +1.3x / +1.4x  2024  Adj EBITDA (1)  $140MM  (Management Guidance)  (6%)  August 8, 2025  (Current)  $169MM / $179MM  PROJECT BRUCE  2  9.6x / 9.1x  18.1x / 16.1x  18.1x / 16.8x  7.9x / 7.6x  $206MM / $275MM  20.2x / 12.9x  $132MM  (Actual)  (2)  (2)

 Adj. Unaffected Share Price $5.16  Location-Based Membership Platform Average  +4%  Marriott (MAR)  (6%)  Hilton (HLT)  +8%  Asset-Light Average  +1%  Melia Hotels (MEL)  +19%  Dalata Hotel Group (DHG)  +4%  Lease-Heavy Average(3)  +19%  $4.50  $5.00  $5.50  $6.00  $6.50  $7.00  $7.50  $8.00  Share Price Performance Since the Initial Consortium Offer Announcement  Since Unaffected Date (Market Close 12/18/2024) (1)  $8.50  The last trading day prior to public announcement of the Consortium offer (12/18/2024)  Location-Based Membership Platforms average includes Vail, Costco, Lifetime Fitness, Planet Fitness; Asset-Light average includes Marriott and Hilton; Lease-Heavy includes Melia (Dalata performance reflects unaffected performance prior to announcement of their strategic alternatives, not included in average); Peer average includes Vail, Costco, Lifetime Fitness, Planet Fitness, Marriott, Hilton, and Melia  Dalata excluded from average due to M&A speculation since announcement of strategic alternatives review  How Has the Market Reacted Since Initial Proposal?  Source: Capital IQ (as of August 8, 2025)  Upon the Company’s reporting of an offer from a third-party Consortium at a price of $9 per share on third-quarter earnings call (12/19/2024), the stock jumped up +47%, closing at $7.22  The Company now trades at $7.29, a  +48% premium to Unaffected Share Price of $4.91 but (19%) discount to offer price of $9  Since the unaffected date, peers have traded up ~+5%, on average  The Company’s implied Adjusted  Unaffected Share Price is $5.16  Peer Share Price Performance  Since Unaffected Date to Current (1)  Perf. Since  Category (2) Unaffected Date  Vail Resorts (MTN) (18%)  Costco (COST) +2%  Lifetime (LTH) +22%  Planet Fitness (PLNT) +9%  8/8/25  $7.29  +48% vs.  Unaffected Share Price  ~19.0%  ount to the  fer price)  1-Day Performance: $7.22 (+47% vs Unaffected Share Price; ~20% discount to the  $9 offer price)  Share Price Jumped 47% to $7.22 Immediately Following the Announcement and Now Trades at Similar Levels ($7.29, i.e. 19% Discount to $9 Offer Price) with Substantial Volatility Exhibited Over the Last 9 Months  12/18/24  $4.91  (Unaffected Share Price)  1/29/25: Dan Loeb files 13D pushing the Soho House board to pursue a “fair” sales process (+12% price movement at $8.29)  2/7/25: JTS Enterprises of Tampa files a schedule 13G  3/14/25: Company announces late annual 10K filing for 2024  5/9/25: Company announces Q1’2025 earnings  3/31/25: Company announces FY 2024 earnings  (  disc  $9 of  8/8/25: Company announces  Q2’2025 earnings  Build to Adjusted Unaffected Share Price  Unaffected Share Price  $4.91  18-Dec  3-Feb  22-Mar  8-May  24-Jun  8-Aug  All Peer Average Perf. (3)  +5%  Notes:  All Peer Average(3) +5%  Dalata announced strategic alternatives review on 3/6/25 – shown metrics based on share price prior to announcement  PROJECT BRUCE  4

 Summary of Information Reviewed for Morgan Stanley Valuation Analysis  Morgan Stanley has received and reviewed information regarding the Company, including reviewing the information provided in the dataroom, conducting information gathering sessions with the management team, and attending management meetings and information gathering sessions with the management team  For its valuation analysis, Morgan Stanley has relied on the Budget for 2025 and Projections for 2026-2028. Both the Budget and Projections were prepared and provided by the management team and approved by the Special Committee for our use (see next page)  Key Information Reviewed  Projections  Budget  Asset-by-asset datatape with ownership type, asset KPIs (construction year, last renovation year, house opening year, features, location, % of ownership), operational KPIs (number of members, waitlist, membership price, number of visits per member, avg. spend per member), and financial KPIs (revenue, operating expenses, contribution profit, capex, corporate G&A) for the last 5 years  Detailed pipeline of new house openings, including projected ramped up and stabilized operational and financial KPIs  Historical financials  Customer feedback surveys and focus group feedback  PROJECT BRUCE  4  Membership growth and profitability assumptions  House maturation data  Debt agreements  Lease obligations  JV agreements, management / operating agreements  Research analyst commentary, reports, and forecasts

 Total Houses  26  27  33  40  42  45  45  48  48  55  62  66  n.a.  Total Revenue  642  384  561  972  1,125  1,204  613  737  1,349  1,545  1,742  1,971  1,971  % Growth  (40%)  46%  73%  16%  7%  n.a.  n.a.  12%  14%  13%  13%  n.a.  Adj. EBITDA(1)  18  (47)  (24)  61  116  132  93  113  206  275  358  423  203  345  % Growth  n.m.  n.m.  n.m.  90%  14%  n.a.  n.a.  56%  33%  30%  18%  n.a.  % Margin  3%  n.m.  n.m.  6%  10%  11%  15%  15%  15%  18%  21%  21%  18%  Unlevered Free Cash Flow(2)  43  140  220  274  131  207  % Unlevered FCF Conversion  38%  51%  61%  65%  65%  60%  Levered Free Cash Flow(2)  23  96  175  227  n.a.  Net Debt / Adj. EBITDA  3.1x  2.0x  1.3x  n.a.  PROJECT BRUCE  4   Historical Budget / Projections Terminal  2019A 2020A 2021A 2022A 2023A 2024A 1H'25 2H'25 2025F 2026E 2027E 2028E 1H'29 (3) Year  Historical Performance and Management’s Projections  13% Revenue CAGR, 27% EBITDA CAGR, and Positive FCF Generation Expected Over 2025-2028E  Projections call for revenue growth at 13% CAGR from ’25 – ’28  – Combination of organic growth, maturation of recent openings, and new house openings  Adjusted EBITDA forecasted to grow at 27% CAGR from ’25 – ’28,  driven by margin expansion from 11% in 2024A FY to 21% in 2028E FY  Free cash flow is expected to grow throughout the projection period  Source: Forecast, Projections, Company Filings  Notes:  Adjusted EBITDA is operating profit / (loss) adding back D&A, foreign exchange gain / (loss), stock-based compensation, one off costs, plus the share of JV Adjusted EBITDA; it does not include add backs for preopening expenses, non-cash rent expense, and deferred registration fees  Unlevered Free Cash Flow represents cash flow prior to adjustment for cash interest expense; Levered Free Cash Flow represents cash flow after adjusting for cash interest expense  Reflects 2028E Adjusted EBITDA grown at 20% and unlevered FCF conversion of 65%; 1H expected to be 40% of the full year due to seasonality per management  Financial Statistics & Trajectory  $MM, unless otherwise noted

 Observations On Management’s Forecast Plan  Risks and Opportunities  ~66% of the Company’s debt matures in Mar-2027 (GS Senior Secure Notes, ~8.24%, of which 6.20% PIK)(1). Based on today’s  market environment, refinancing likely to be materially more expensive  6  Street estimates reflect an outlook materially below management’s forecast – this is true for 2025 and 2026, the furthest forecasted year by research; latest research analysts estimates for 2025FY and 2026FY EBITDA are 18% and 35% lower than management forecasts  2  The fixed costs associated with many of the company’s leases implies the company has significant financial leverage beyond its corporate and asset level debt. Further, there are several meaningful leases that expire / reset during the forecast and there may not be certainty to the precision of the estimates employed in determining the terms of successor leases  5  Management projects that the margin profile of the company will almost double from 11.0% EBITDA margin (per FY 2024 reported earnings) to 21.5% by 2028. The forecasted margins materially exceed those historically achieved and its at-IPO guidance of 15% long-term EBITDA margin, though the Company is in process of implementing substantial cost efficiency initiatives  3  Company has historically had difficulty meeting its guidance / street expectations; missed revenue and/or EBITDA consensus and its guidance numerous times since IPO. See next page  1  Model forecasts absolute G&A declines while the number of houses increases from 45 to 66, implying that substantial costs can be removed from the business while not impacting growth. The G&A decline is primarily driven by cost efficiency initiatives and new ERP systems in process of being implemented by the company  4  PROJECT BRUCE  4  Notes:  1. Blended rate per Projections; Company issued two tranches of senior secure notes, with $441MM Initial Notes issued at cash interest of 2.0192% / PIK interest of 6.1572% and $100MM Additional Notes issued at cash interest of 2.125% / PIK of 6.375%

 Current (8/8/2025)  $7.29  -  Adjusted Unaffected Share Price  $5.16  41.2%  Unaffected Share Price (12/18/2024)  $4.91  48.5%  1M VWAP - Unaffected  $4.92  48.1%  3M VWAP - Unaffected  $5.13  42.0%  6M VWAP - Unaffected  $5.36  36.1%  Recent Unaffected Trading High (8/28/2024) (1)(2)  $6.33  15.2%  Recent Unaffected Trading Low (8/7/2024) (1)(2)  $4.55  60.2%  Current vs.  The Company Has Missed Either Revenue or EBITDA Consensus 71% of the Time Since its IPO (5)  Stock Price  0  Jul-21 May-22 Mar-23  Notes:  Recent unaffected trading period represents period between announcement of dissolution of initial Special Committee (5/31/2024) and the current assumed unaffected date (12/18/2024)  Based on closing price (not intraday trading)  As of August 8, 2025  Reported Adjusted EBITDA of $47MM which included $23MM of one-time insurance proceeds related to COVID-  2  4  6  8  10  3/15/24  Issued 2024 EBITDA Guidance of  $155MM - $165MM ($160MM  12  Midpoint)  5/10/24  Adjusted 2024 EBITDA Guidance to  $157MM - $165MM (~$161MM  16  Jan-24 Nov-24 Aug-25  Reflects the number of quarters management has missed either revenue or EBITDA estimates divided by the total number of quarters since IPO  Reported 2024 EBITDA inclusive of total $9.0MM one-time adjustments (including $3.5MM out of period expenses related to Retail Inventory and Freight & Duty from 2022 & prior, $1.4MM out of period expense related to pre-paid rent from 2021, and $4.1MM expenses related to historical tax matters); excluding one-time adjustments, EBITDA would have been $140.9MM  Midpoint)  2024 FY EBITDA Guidance vs. Actuals  Date Key Company Disclosures  8/9/24  Maintained 2024 EBITDA Guidance  12/19/24  Reduced 2024 EBITDA Guidance to  ~$140MM (-13% from previous midpoint)  3/31/25  Reported 2024 EBITDA of $132MM (-18% vs. initial midpoint guidance, and -6% vs. latest guidance) (6)  In addition to underperforming consensus estimates as outlined in the table on the right, the Company has also at times underperformed its public guidance (though some of the underperformance is attributable to out of period adjustments)  In 1Q 2025, the Company reported adjusted EBITDA of $47MM, which included $23MM of one-time proceeds from COVID-19 related insurance; Adjusted EBITDA excluding the one-time item was  $24MM which was 15% lower than the Company’s internal projection per Budget of $28MM and 20% lower than the consensus estimate of  $30MM  In 2Q 2025, the company generated EBITDA of $46.1MM which was broadly in line with the company’s internal estimate of $45.8MM and ahead of consensus estimates  Source: Capital IQ (as of August 8, 2025)  19, excluding the one-time item results in Adjusted EBITDA of $24MM, which was below consensus estimates  PROJECT BRUCE  8  Historical Share Price Performance  Current Price(3):  $7.29  7/15/21: IPO  14  Estimates; Beat Revenue Estimates  3Q21 - $12.07  Missed EBITDA and Revenue Estimates FY2021 - $6.92  2Q22 - $8.17  5/25/22: Thomas Allen becomes CFO  Beat EBITDA Estimates; Missed Revenue Estimates 1Q23 - $7.43  Missed EBITDA and Revenue Estimates  1Q22 - $8.45  Missed EBITDA Estimates; Beat  11/16/22: Andrew Carnie succeeds Nick Jones  as CEO  Revenue EstimatesMissed EBITDA and  Beat EBITDA and Revenue Estimates  2Q23 - $6.12  FY2022 - $7.40  Revenue Estimates 3Q22 - $4.75  3/8/23: MCG  becomes SHCO  2/9/24: the Company releases press release announcing evaluation of strategic  alternatives  11/10/23: Tom Collins becomes COO  3Q23 - $6.43  Beat EBITDA Beat Revised EBITDA Estimates; Missed and Revenue Estimates Revenue Estimates  Beat EBITDA Estimates; Missed Revenue Estimates 3Q24 - $4.91  Beat EBITDA and Revenue Estimates  1Q24 - $5.13  Missed EBITDA and Revenue Estimates FY2023 - $5.75  12/19/24: the Company announces offer from a new third-party investor consortium @ $9.00 per share, unaffected share price of $4.91  5/31/24: the Company announces the Board dissolved the Special Committee, as the offer did not adequately reflect value of the Company  12/28/22:  Minimum price since IPO of $3.20  1/29/25: Dan Loeb files 13D regarding sales process  Missed EBITDA Estimates; Missed Revenue Estimates  1Q25 - $5.97(4)  Share Price Performance  $ / Sh  Missed EBITDA Estimates; Beat  Revenue Estimates 2Q21 - $11.12  Missed EBITDA  Beat EBITDA and Revenue Estimates 2Q24 - $4.85  2/7/24: GlassHouse releases short-sell report  Missed EBITDA Estimates; Beat Revenue Estimates 4Q24 - $6.18  Beat EBITDA and Revenue Estimates  2Q25 - $7.29

 Share Price  $3  $4  $5  $6  $7  $8  $9  $10  $11  Prem to Unaffected Share Price  (39%)  (19%)  2%  22%  43%  63%  83%  104%  124%  Prem to Adj. Unaffected Share Price  (42%)  (23%)  (3%)  16%  36%  55%  74%  94%  113%  Equity Value ($Bn) (4)  0.6  0.8  1.0  1.2  1.4  1.6  1.8  2.0  2.2  Aggregate Value ($Bn) (1)  1.5  1.7  1.9  2.1  2.3  2.5  2.7  2.9  3.1  2Q'25A LTM EBITDA Multiple (5)  8.5x  9.6x  10.8x  11.9x  13.1x  14.2x  15.4x  16.5x  17.7x  2025F EBITDA Multiple (5)  7.1x  8.1x  9.1x  10.0x  11.0x  12.0x  12.9x  13.9x  14.9x  $8.64  $5.77  $6.38  $6.19  $7.37  $5.50  $4.55  $10.30  $7.85  $7.86  $7.23  $9.65  $9.00  $6.33  $3.00  $4.00  $5.00  $6.00  $7.00  $8.00  $9.00  $10.00  $11.00  Offer Price:  $9.00  Recent Unaffected Range (2)(3) Recent Unaff. Low: $4.55 (8/7/24) Recent Unaff. High: $6.33 (8/28/24) 1M Unaff. VWAP: $4.92  A  Source: Broker Estimates, Capital IQ, Budget, Projections, Public Filings  Notes:  Bridge from equity value to aggregate value includes $887MM of net debt and non-controlling interest per 2Q’25 balance sheet per Management  Period between announcement of dissolution of initial Special Committee (5/31/2024) and the assumed unaffected date (12/18/2024)  Unaffected date as of December 18, 2024 (immediately prior to announcement of Consortium offer)  Share count as of 8/6/2025 per management incl. 195.1MM common shares, 0.7MM RSUs, and 2.4MM SARs dilution per Management (2.3MM at $4.00 strike  Based on 2Q’2025A LTM EBITDA of $174MM per public company filings, and 2025F EBITDA of $206MM per 6+6 forecast  17.5% Stabilized EBITDA margin per Management  Summary of Valuation Analyses and Reference Statistics  Value Per Share, Balance Sheet Data as of Q2 ‘25  Reference Statistics  Valuation Methodologies  of 9.75x – 10.75x  Terminal EBITDA margin of 17.5%(6)  4  Average: $7.17  2  3  Analyst Price Target(3)  Analyst Average (Unaffected): $7.17  B  Adjusted  Price:  $5.16  $7.03  $6.27  $5.12  $4.27  1  •  •  Levered Cash Buyer Analysis  Target IRR of 20%-25%  Exit EBITDA multiple range of 9.75x –  10.75x  Exit EBITDA margin of 17.5% at 22.5% target IRR(6)  C  Each 100bps change of EBITDA margin in the terminal year impacts the value per share shown by  ~$0.67  Unaffected Unaffected Share  Share Price:  $4.91  1M Unaffected VWAP:  $4.92  •  Comparable Companies Analysis  2025F EBITDA multiple range of 10.25x –  11.25x  2025E consensus forecasts EBITDAx range of 10.25x – 11.25x (for reference)  Precedent Transaction Analysis  Applied premium range of  30% – 60% to Unaffected Share Price  (range informed by precedent transactions in relevant industries and controlling shareholder take-privates)  Applied premium range of 30% – 60% to Adjusted Unaffected Share Price  Sum of the Parts Analysis (Multiples- Based)  Segment-by-segment valuation based on  applied 2025F EBITDA multiple (per 6+6 Forecast)  Discounted Cash Flow Analysis  CAPM-based WACC range of 12.2% –  13.5%  Exit EBITDA multiple range  $8.26  price, 2.1MM at $5.00 strike price, 0.4MM at $6.05 strike price, 0.8MM at $12.46 strike price)  PROJECT BRUCE  9  $6.71

 Implied Prem. @  $9 / Share (1)  Unaffected Share Price  $4.91  83.3%  Adj. Unaffected Price  $5.16  74.4%  Stock Price  1M VWAP - Unaffected  $4.92  82.8%  3M VWAP - Unaffected  $5.13  75.3%  6M VWAP - Unaffected  $5.36  68.0%  12M VWAP - Unaffected  $5.52  63.0%  Recent Unaffected Trading High (8/28/2024) (2)(3)  $6.33  42.2%  Recent Unaffected Trading Low (8/7/2024) (2)(3)  $4.55  97.8%  5/31/23  $5.12  5  6  7  8  Nov-24  4  May-24 Jul-24 Sep-24  Source: Capital IQ (as of December 18, 2024)  Notes:  Based on Consortium offer price of $9.00 per share (announced on December 19, 2024)  Represents period between announcement of dissolution of initial Special Committee (5/31/2024) and the current assumed unaffected date of December 18, 2024 (immediately prior to the announcement of the Consortium offer)  Recent Unaffected Trading Performance  Recent Unaffected Trading Performance High of $6.33 and Low of $4.55 (3)  Share Price Performance(3)  $ / Sh  12/18/24  $4.91 (4.1%)  A  Dec-24  8/7/24:  Recent Unaffected Low of $4.55  8/28/24:  Recent Unaffected High of $6.33  Since the unaffected date, peers have traded up  ~+5%, on average, resulting in an implied Adjusted Unaffected Share Price of $5.16(2)  3. Based on closing price (not intraday trading)  PROJECT BRUCE  10

 $4  $7  $10  Analyst A  Analyst B  Analyst C  Analyst D  Analyst E  Analyst F  Research Analyst Price Targets  As of Unaffected Date (December 18, 2024)(1)  Unaffected Mean Price Target of $7.17 with a Range from $5.50 to $9.00 (1)  8/12/24  11/11/24  8/9/24  11/6/24  6/14/24  Published Date  Mean: $7.17  $$55..5500  8/12/24  What Are Research Analyst Perspectives?  Source: Bloomberg, analyst research reports (as of 12/18/2024)  Note:  $$99..0000  $$77..5500  $$77.5.500  $$66..0000  $$77..5500  B  After the Company’s announcement of the Consortium offer, Analyst A and B withdrew their price targets, Analyst C and E changed their price target to “Not Rated,” and Analyst D changed their price target to $9.00. Analyst F terminated coverage in January 2025, with a final price target of $7.50  1. Based on unaffected date of December 18, 2024 (immediately prior to the announcement of the Consortium offer)  PROJECT BRUCE  11

 206  169  Management  Consensus  1,349  1,320  Management  Consensus  275  179  Management  Consensus  1,545  1,397  Management  Consensus  Management’s projections exhibit material differences from consensus broker estimates  Wall Street consensus estimates suggest that research analysts expect lower levels of revenue and EBITDA (and materially lower EBITDA margins) going forward for the business relative to management's forecasts  – Consensus currently reflects 1-2 broker estimates due to limited coverage of the Company(1)  What Do Research Analysts Forecast for the Company?  Consensus Estimates for Company’s Revenue and EBITDA(1)(2)  Note:  Consensus per CIQ as of August 8, 2025 (CIQ only includes 1-2 contributors in current estimates, number of contributors depends on the metric)  2025F figures based on Company 6+6 Forecast; 2026E  B  2025F  ($MM)  2026E  ($MM)  15%  EBITDA  Margin  13%  18%  EBITDA  Margin  13%  Revenue EBITDA  ($29MM) / (2%)  ($37MM) / (18%)  ($148MM) / (10%)  ($96MM) / (35%)  (248bps)  (499bps)  figures based on Projections  PROJECT BRUCE  12

 Target IRR  Entry  (2,628)  -  -  -  -  -  Exit  - - - - -  4,334  Transaction Costs  - - - - -  (72)  Total Uses  2,628  100%  Total Sources  2,628  100%  Sensitivity Analysis – Exit EBITDA Multiple vs. Target IRR  Implied Value per Share (2)  Illustrative Returns Analysis  Notes:  Reflects 3Q-4Q 2025F EBITDA figures per Company 6+6 forecast; net interest expense reflects Q3-Q4 2025 illustrative interest expense  Balance sheet as of 2Q’25; net debt and NCI of  $884MM and $2MM, respectively per Management;  3.  4.  5.  6. Analysis assumes 4-year investment period. It includes  EBITDA to Unlevered FCF, per management  Levered Cash Buyer Analysis  Keeping Existing Debt In-Place  Sources and Uses  $MM, unless otherwise noted  Levered cash buyer analysis  Sources  $  %  Uses  $  %  illustrative as of June 30, 2025  Sponsor Equity  1,744  66%  Purchase and Rollover of Equity  1,672  64%  Financial projections taken from  Assumption of Net Debt  884  34%  Assumption of Net Debt  884  34%  Budget and Projections for 2025F –  Transaction Costs(5)  72  3%  Assumptions  2028E, including a stub period of H1 2029 to account for 4 full years of investment period (6)  Exit value calculated based on  – Goldman Sachs notes have ~6.2%  PIK interest, 2% cash interest  –  Assumes Goldman Sachs notes  Unlevered Cash Flow  (2,628) 43 140 220 274 131 4,262  are refinanced at maturity in 2027  with debt that has 11.0% cash interest (4); if debt was refinanced  Unlevered IRR Unlevered MOIC  19.0%  1.9x  at the time of the transaction  (+) Net Debt Assumption / Issuance  884  -  -  -  -  -  -  based on terms similar to the  (-) Net Interest Expense  -  (21)  (44)  (96)  (113)  (56)  -  Apollo debt being considered, the  (+) Debt Repayment  -  -  -  -  -  -  (961)  implied value per share would be  Levered Free Cash Flow  (1,744)  23  96  124  161  75  3,301  ~$0.10 lower  Levered IRR  Levered MOIC  22.5%  2.2x  C  Source: Public Filings, Projections, Budget , Apollo Term Sheet  FDSO includes 195.1MM common shares, 0.7MM  RSUs, and 2.4MM SARs dilution per Management  Exit EBITDA Multiple  (2.3MM at $4.00 strike price, 2.1MM at $5.00 strike price, 0.4MM at $6.05 strike price, 0.8MM at $12.46  9.25x  9.75x  10.25x  10.75x  11.25x  strike price) 20.0%  Permitted Holder as defined in the indenture  Illustrative cost of new debt of 11.0% (per Morgan 22.5%  $8.13  $7.51  $8.64  $7.97  $9.15  $8.44  $9.65  $8.91  $10.16  $9.38  Stanley Leveraged Finance desk)  Estimate of final transaction costs per Management 25.0%  $6.94  $7.37  $7.81  $8.24  $8.67  1H 2029 stub period assuming 20% ’28-’29 EBITDA  Growth, 40% / 60% split between H1 / H2 and 65% High / Low shown on p. 9  assumed 2028E LTM EBITDA  $MM, unless otherwise noted  multiple of 10.25x and exit LTM  Entry 3Q-4Q 2025F (1)  2026E  2027E  2028E  1H'29(6)  Exit  EBITDA of $423MM  EBITDA  113  275  358  423  203  423  Scenario assumes that in-place  (-) Cash Taxes  (20)  (15)  (17)  (20)  Goldman Sachs notes can be  (-) CapEx  (46)  (101)  (108)  (118)  assumed – implies that a Permitted  (+/-) Change in NWC  -  (6)  1  3  Holder is involved with transaction (3)  (-) JV EBITDA Adjustment and Other  (4)  (13)  (14)  (14)  PROJECT BRUCE  13

 Adj. EBITDA Margin at Exit (1)  21.5% 20.0% 19.0% 17.5% 17.0% 16.0% 15.0% 14.0% 13.0% 11.0%  9.75x  ($0.63)  ($1.06)  ($1.92)  ($2.35)  ($3.21)  ($3.64)  10.25x  ($0.66)  ($1.11)  ($1.79)  ($2.02)  ($2.47)  ($3.37)  ($3.83)  10.75x  ($0.69)  ($1.16)  ($2.11)  ($2.59)  ($3.54)  ($4.01)  Exit EBITDA Multiple  $0.00  $7.97  $0.00  $8.44  $0.00  $8.91  ($3.06)  $5.85  ($2.92)  $5.52  ($2.78)  $5.20  Sensitivity Analysis Based on Adj. EBITDA Margin and Exit Multiple  Impact on Present Value per Share; Assumes Cost of Equity of 22.5%  Source: Projections  Note:  The LTM EBITDA margin at exit is sensitized while all other years in projection period maintain the same margins as per Management  Balance sheet as of 2Q’25; net debt and NCI of  $884MM and $2MM, respectively per Management; FDSO includes 195.1MM common shares, 0.7MM RSUs, and 2.4MM SARs dilution per Management (2.3MM at $4.00 strike price, 2.1MM at $5.00 strike price, 0.4MM at $6.05 strike price, 0.8MM at $12.46 strike price)  Every 1% Change in Stabilized Adj. EBITDA Margin at Exit Could Impact Value per Share by ~$0.45  This sensitivity analysis on the target EBITDA margin is provided for illustrative purposes to reflect the potential implications of the identified areas of risk in the Projections on the intrinsic value of the company  Every 1% Change in Adj. EBITDA margin at exit could impact value by ~$0.45(2)  Long-Term Adj. EBITDA Margin Target Communicated at IPO  Note: The Company communicated a long-term Adj. EBITDA margin of 15% to the market at the time of its IPO; in 2023 and 2024, the Company achieved an 10% and 11% Adj. EBITDA margin, respectively  2028E Adj. EBITDA Margin per Projections  2024A  Margin  C Sensitivity Analysis to Projections’ Target Adj. EBITDA Margin  ($1.88)  $7.03  Stabilized EBITDA Margin Per Management  $6.65  ($1.70)  $6.27  ($4.98)  $3.93  ($4.75)  $3.69  ($4.52)  $3.46  $ = Implied Value per Share  High / Low shown on p. 9  PROJECT BRUCE  14

 Comparable Companies: Who Are the Right Peers for the Company?  Peers Selected Include Location-Based Membership Platforms and/or Hospitality / Leisure Focus  There are no perfect listed comps for the Company, but the selected peers reflect the companies with certain (but not all) features that are the most comparable to the Company’s business model, including:  Membership-like income with relatively predictable, resilient, and recurring cash flow  Hospitality / leisure  focused businesses  Highly desirable consumer brands  Substantial embedded  growth potential  Lease exposure, to the extent applicable  Morgan Stanley evaluated the business model and financial profile of 31 companies to assess the most comparable peers…  This list was narrowed down and 8 companies have been selected based on the features of the Company’s business model, with two main categories: Location- Based Membership Platforms and Hospitality Platforms  Lease-Heavy Hospitality  Location-Based Membership  Hospitality Platforms  Asset-Light Operators  Hospitality Platforms  High Growth Consumer Lifestyle Brands  EU Hospitality  Timeshare  Location-Based Membership  Sports Teams  Membership  Leisure & Destination Events  Asset-Light Operators  Lease-Heavy Hospitality  1  PROJECT BRUCE  14

 Size  2024A Revenue  1,204  2,926  254,453  2,621  1,182  25,100  11,174  2,056  652  2025E Revenue  1,349  2,991  274,797  2,976  1,306  26,204  11,860  2,090  795  2024A EBITDA  132  859  11,522  677  488  4,981  3,429  356  160  2025E EBITDA  206  854  12,837  811  542  5,346  3,684  384  204  3.6x  3.2x  3.1x  2.3x  1.6x  Leverage  ND / 2024A EBITDA (4) C 6.7x 2.6x (0.8x) 2.0x  Source: Capital IQ, Company Filings, Projections, Budget  Notes:  As of August 8, 2025 for peers  2024A figures based on public company filings; 2025F figures per Company 6+6 forecast; 2Q’25 balance sheet figures  MAR and HLT EBITDA margin not adjusted for cost reimbursement revenue  Costco has negative net debt due to cash balance that exceeds debt  Vail EBITDA, margin and leverage figures represent calendarized estimates  Financial & Leverage Metrics (1)  $MM, unless otherwise noted  Assessing Financial and Leverage Profile  (2)  Company  Location-Based Membership Platforms  Hospitality Platforms  Asset-Light  Lease-Heavy  Margin  2024A EBITDA Margin(3)  A  11%  29%  5%  26%  41%  20%  31%  17%  25%  2025E EBITDA Margin(3)  15%  29%  5%  27%  41%  20%  31%  18%  26%  Growth  '24A-26E Revenue CAGR  B  13.3%  2.8%  7.7%  12.3%  10.3%  5.1%  7.2%  2.2%  4.0%  '24A-26E EBITDA CAGR  44.5%  2.1%  11.1%  14.8%  15.4%  7.1%  7.7%  6.1%  14.6%  A • Costco stands out among peers as low margin business (~5%) while Planet Fitness is highest margin (~41%) due to franchise / royalty fees  ‒ Rest of peers maintain margins in ~20-40% range  B‒ The Company’s estimated growth profile is generally higher than the peers with  ~13% revenue and ~44% EBITDA CAGR, respectively  C‒ The Company maintains higher leverage than peers on an absolute basis (6.7x)  1 Comparable Companies: How Does the Company Compare to Peers?  (5)  PROJECT BRUCE  14

 9.1x  8.6x  16.5x  15.3x  18.4x  7.6x  7.4x  9.6x  9.5x  19.8x  16.3x  19.8x  7.9x  7.7x  Size  Market Capitalization ($Bn)  5.6  437.4  6.3  9.0  71.2  62.5  2.1  1.3  Aggregate Value ($Bn)  8.2  428.4  7.7  10.7  87.1  73.1  3.0  1.6  FY 2025E AV / EBITDA  FY 2026E AV / EBITDA  EBITDA Multiple  Trading Valuation (1)  $MM, unless otherwise noted  Source: Capital IQ and Company Filings  Notes:  As of August 8, 2025  Vail EBITDA figures represent calendarized estimates  Comparable Companies: Where Do the Company’s Peers Trade?  Assessing Trading Valuation of Peers  Peer multiples have generally rebounded following April 2nd market sell-off and most sit at similar levels to those exhibited earlier in the year  Location-Based Membership Platforms  Hospitality Platforms  Asset-Light  Lease-Heavy  1  3. Dalata share price represents unaffected price as of day before announcement of strategic alternatives 3/6/2025  PROJECT BRUCE  17  (2)  (3)  33.4x  30.1x

  2025E    2025B   Low  Mid  High  Low  Mid  High  Applied EBITDAx  10.25x  10.75x  11.25x  10.25x  10.75x  11.25x  Implied Value per Share  $4.27  $4.69  $5.12  Consensus Forecasts  Budget & Projections  EBITDA  169  169  169  206  206  206  Aggregate Value 1,732 1,817 1,901  2,114 2,217 2,320  (-) Net Debt (1)  (884)  (884)  (884)  (884)  (884)  (884)  (-) NCI  (2)  (2)  (2)  (2)  (2)  (2)  Equity Value 845 930 1,014  1,227 1,330 1,433  FDSO (MM) (2)  198  198  198  198  198  198  $6.19  $6.71  $7.23  Implied Valuation for the Company  Range of multiples is anchored  around Vail’s trading multiples of  9.6x 2025 EBITDA (given Vail has many shared characteristics with Company), with applied multiples for Company reflecting a premium to Vail's trading levels given the superior growth profile potential  Bottom end of the range also represents a premium to lease- heavy hospitality (7.5x on average), given Company’s higher quality of earnings due to its membership fee income (largely recurring) and higher relative growth profile  Top end of range represents a discount to asset-light hospitality (>16x) given the composition of MAR / HLT’s revenue mix skewing more towards franchise / management fees with stable income and less operational and capital leverage  Costco (>30x) remains aspirational peer (exhibiting materially larger scale, non- discretionary spending, and lower leverage than the Company)  Comparable Companies Analysis  $MM, unless otherwise noted  Comparable Companies Analysis  1  Source: Public Filings, Budget, Projections  Notes:  1. Balance sheet as of 2Q’25  2. Share count as of 8/6/2025 and per management information; FDSO includes 195.1MM common shares, 0.7MM RSUs, and 2.4MM SARs dilution per Management (2.3MM at $4.00 strike  High / Low shown on p. 9  price, 2.1MM at $5.00 strike price, 0.4MM at $6.05 strike price, 0.8MM at $12.46 strike price)  PROJECT BRUCE  18

 Share Price  Unaffected Share Price  $4.91   Applied Premium Range   Low High  30% 60%  30% 60%  Adj. Unaffected Share Price  $5.16  Bottom Quartile  6%  17%  Average  12%  33%  Median  8%  35%  Top Quartile  24%  60%  Precedent Controlling Shareholder Take-Privates(1)   Premium Paid Announcement Date 1-Day Prior Unaffected  Notes:  1. Based on 10 precedent all-cash controlling shareholder take-privates for U.S.-listed companies  Precedent Transactions Analysis  Select Cash-Only Public M&A Transactions in Relevant Industries  An evaluation of select precedent transactions have exhibited:  Unaffected share price premiums of 40% (median) and 54% (average)  Of note, these are for control transactions  Controlling shareholder take-privates exhibit lower premiums of 33% (average) and 35% (median). See table below  Based on a survey of all-cash transactions, controlling shareholder take-privates, and precedent take- privates in similar industries, an applied premium range of 30% - 60% is applied to Company’s Unaffected Share Price to derive an implied share price of $6.38 - $7.86  Premiums Paid in Precedent Transactions In Relevant Industries  $MM unless otherwise noted; Controlling Stake, Cash Only Transactions (2)  Announcement  Source: Company filings, Press Releases, Capital IQ, Refinitv, Data Point  Precedent Transactions Analysis  $ per Share, unless otherwise noted  2   Implied Share Price   Low High  $6.38 $7.86  $6.71 $8.26  High / Low shown on p. 9  2. Transactions paid for in foreign currency are converted to $USD using the exchange ratio on the date of announcement  PROJECT BRUCE  19  Bottom Quartile  7%  30%  Average  26%  54%  Median  22%  40%  Top Quartile  37%  70%   Premium Paid   Date  Target  Acquiror  Agg. Value  1-Day Prior  Unaffected  10-Feb-25  Playa Hotels  Hyatt Hotels  2,595  4%  40%  15-Mar-21  Extended Stay America  Blackstone / Starwood  6,385  21%  21%  22-Jul-19  Peak Resorts  Vail Resorts  401  116%  116%  7-Jun-19  Millennium & Copthorne Hotels  City Developments  2,840  37%  51%  14-Dec-18  Belmond  LVMH  3,176  42%  124%  12-Oct-17  Mantra Hotels  Accor  1,200  23%  23%  10-Jul-17  ClubCorp Holdings  Apollo  2,169  31%  31%  10-Apr-17  Intrawest Resorts  KSL / Aspen Skiing Company  1,355  (6%)  40%  9-May-16  Morgans Hotel Group  SBE Entertainment  710  18%  69%  16-Mar-15  Life Time Fitness  Leonard Green / TPG  4,005  7%  73%  20-Apr-12  Great Wolf Resorts  Apollo  659  6%  87%  3-Jul-07  Hilton Hotels  Blackstone  26,500  40%  40%  30-Jan-06  Fairmont Hotels & Resorts  Kingdom Hotels / Colony Capital  3,900  3%  28%  9-Nov-05  LaQuinta Corp.  Blackstone  3,400  37%  37%  14-Jun-05  Wyndham International  Blackstone  3,240  19%  60%  5-Mar-04  Extended Stay America Inc.  Blackstone  3,100  24%  24%

 Total / Implied Aggregate Value  206 9.8x 10.8x 11.8x 2,031 2,237 2,443  Implied EBITDA Margin  15.3%  Implied Value per Share (3)  $5.77  $6.81  $7.85  2025F EBITDA(4)   Applied Range Implied Aggregate Value Low Mid High Low Mid High  House-Level Membership(1)  117  15.5x  16.5x  17.5x  1,820  1,937  2,055  In-House (Excluding Membership) - Owned  26  10.25x  11.25x  12.25x  270  296  323  In-House (Excluding Membership) - Leased  121  6.5x  7.5x  8.5x  787  908  1,029  House-Level Contribution Profit (Sum / Wtd Avg.)  265  10.9x  11.9x  12.9x  2,877  3,142  3,407  Other Segments (2)  81  6.5x  7.5x  8.5x  523  604  684  Total Contribution Profit  345  9.8x  10.8x  11.8x  3,400  3,746  4,091  Corporate G&A and Other  (139)  9.8x  10.8x  11.8x  (1,370)  (1,509)  (1,648)  Sum of the Parts Analysis  Based on Budget from the Company (4)  Valuation approach relies on applied multiples for individual segments of the Company  Applied range based on comparable peers, and adjusted for relative positioning of the Company’s segments (e.g., scale, growth profile)  Overhead and Central Costs valued at the blended multiple (calculated by % of EBITDA contribution)  Sum of the Parts Analysis – Multiples-Based  $MM, unless otherwise noted  Source: Budget  Notes:  Assumes House-Level membership margins consistent with In-House (Excluding Membership) – Leased margins per Projections  Includes Soho Home, Scorpios, Cities Without  Homes, Cowshed, Soho Works, Restaurants, the Ned, the Line / Saguaro, IHDB, Soho Friends, Mumbai / Istanbul / Canouan management fees, group support revenue, and site support revenue  Balance sheet as of 2Q’25 and share count per  Management; net debt and NCI of $884MM and  $2MM, respectively per Management; FDSO includes 195.1MM common shares, 0.7MM RSUs, and 2.4MM SARs dilution per Management (2.3MM at $4.00 strike price,  2.1MM at $5.00 strike price, 0.4MM at $6.05  strike price, 0.8MM at $12.46 strike price)  4. 2025F EBITDA per forecast from the Company  3  High / Low shown on p. 9  PROJECT BRUCE  20

 Implied Aggregate Value $2,761  (-) Net Debt (884)  (-) NCI (2)  Equity Value 1,874  (/) FDSO (MM) (3) 198.2  Implied Value per Share $9.45  Exit EBITDA Multiple  9.25x  9.75x  10.25x (5)  10.75x  11.25x  11.3%  $9.06  $9.62  $10.19  $10.76  $11.32  12.2%  $8.65  $9.20  $9.75  $10.30  $10.85  12.8%  $8.38  $8.92  $9.45  $9.99  $10.53  13.5%  $8.12  $8.64  $9.17  $9.69  $10.22  14.0%  $7.91  $8.43  $8.95  $9.46  $9.98  WACC  2024  1Q 2025  2Q 2025  CAGR ('24E-28E)  House Membership Revenues  113  119  260 546  628  721  In-House Revenues  112  133  282 633  707  814  Other Segment Revenues  58  79  195 366  407  436  Total Revenue  1,204  283  330  737 1,545  1,742  1,971  1,971  13.1%  % Growth (YoY)  n.a. n.a.  13%  13%  -  EBITDA  132  47  46  113 275  358  423  203  345  33.8%  % Growth (YoY)  n.a. n.a.  30%  18%  % Margin  11.0%  16.6%  14.0%  15.4% 17.8%  20.6%  21.5%  17.5%  (-) Cash Taxes  (20) (15)  (17)  (20)  (-) CapEx  (46) (101)  (108)  (118)  (+/-) Change in NWC  - (6)  1  3  (-) JV EBITDA Adjustment and Other  (4) (13)  (14)  (14)  Unlevered FCF  43 140  220  274  131  207   Budget / Projections Terminal 3Q-4Q 2025F(4) 2026E 2027E 2028E 1H'29(7) Year  Terminal EBITDA (1)  $345  EBITDA Multiple (5) 10.25x  Terminal Value 3,535  (6)  Memo: Implied Perpetual Growth Rate 7.0%  Present Value of Terminal Value $2,180  % of Implied Aggregate Value 78.8%  Terminal Value Calculation  $MM, unless otherwise noted  Source: Budget, Projections  Discounted Cash Flow Analysis  Cash flows discounted to June 30, 2025  Financial projections taken from Budget and Projections for 2025F – 2028E, including a stub period of H1 2029 to account for 4 full years of projections(7)  Assumptions:  Discount rate of 12.8% based  on Company’s WACC  Terminal value calculated based on assumed exit EBITDA multiple of 10.25x (5) and terminal year EBITDA of  $345MM (1)  Terminal value calculated as of June 2029 (7)  Discounted Cash Flow Build  $MM, unless otherwise noted  Notes:  Terminal year assumes stabilized EBITDA margin of 17.5% and Revenue consistent with 2028 FY, per Management  Balance sheet as of 2Q’25; net debt and NCI of $884MM and $2MM, respectively per Management  FDSO per management includes 195.1MM common shares, 0.7MM RSUs, and 2.4MM SARs dilution per Management (2.3MM at $4.00 strike price, 2.1MM at $5.00 strike price, 0.4MM at $6.05 strike price, 0.8MM at $12.46 strike price)  Reflects 3Q-4Q 2025F EBITDA figures per Company 6+6 forecast  Derived from NTM trading multiples (spot, and historical averages) of comparable companies, taking into consideration similarities and differences in business models and growth profiles  Implied perpetual growth rate is derived from the terminal unlevered free cash flow  Analysis assumes 4-year investment period. It includes 1H 2029 stub period assuming 20% ’28-’29 EBITDA Growth, 40% / 60% split between H1 / H2 and 65% EBITDA to Unlevered FCF, per management  B  Present Value of Unlevered FCF (12.8% Discount Rate)  41  117  162  179  81  A  Sum of Present Value of FCF  $580  % of Implied Aggregate Value 2  1.0%  High /  A + B  4  Implied Share Price Build (2)  $MM, unless otherwise noted  Low shown on p. 9  Sensitivity Analysis – Exit EBITDA Multiple vs. WACC  Implied Value per Share (3)  PROJECT BRUCE  21

 Adj. EBITDA Margin at Exit (1)  21.5%  20.0% 19.0%  17.5%  17.0% 16.0%  15.0%  14.0% 13.0%  11.0%  $2.53  $11.45  $2.66  $12.11  $2.79  $12.78  $1.60 $0.96  $1.68 $1.01  $1.76 $1.06  $0.00  $8.92  $0.00  $9.45  $0.00  $9.99  ($0.32) ($0.96)  ($0.34) ($1.01)  ($0.35) ($1.06)  ($1.60)  $7.32  ($1.68)  $7.77  ($1.76)  $8.23  ($2.24) ($2.88)  ($2.35) ($3.03)  ($2.47) ($3.17)  ($4.19)  $4.73  ($4.40)  $5.05  ($4.62)  $5.38  9.75x  10.25x  10.75x  Exit EBITDA Multiple  Sensitivity Analysis Based on Adj. EBITDA Margin and Exit Multiple  Impact on Present Value per Share; Assumes Discount Rate of 12.8%  Source: Projections  Note:  The terminal year EBITDA margin is sensitized while all other years in projection period maintain the same margins as provided in Projections  Balance sheet as of 2Q’25 and share count per  Management; net debt and NCI of $884MM and  $2MM, respectively; FDSO includes 195.1MM common shares, 0.7MM RSUs, and 2.4MM SARs dilution per Management (2.3MM at $4.00 strike price, 2.1MM at $5.00 strike price, 0.4MM at $6.05 strike price, 0.8MM at $12.46 strike price)  Every 1% Change in Stabilized Adj. EBITDA Margin (in Terminal Year) Could Impact Value per Share by ~$0.67  This sensitivity analysis on the target EBITDA margin is provided for illustrative purposes to reflect the potential implications of the identified areas of risk in the Projections on the intrinsic value of the company  Every 1% Change in Adj. EBITDA margin at exit could impact value by ~$0.67 (2)  2028E Adj. EBITDA Margin per Projections  4 Sensitivity Analysis to Projections’ Target Adj. EBITDA Margin  PROJECT BRUCE  22  $ = Implied Value per Share  Stabilized EBITDA Margin Per Management  2024A  Margin  Note: The Company communicated a long-term Adj. EBITDA margin of 15% to the market at the time of its IPO; in 2023 and 2024, the Company achieved an 10% and 11% Adj. EBITDA margin, respectively  Long-Term Adj. EBITDA Margin Target Communicated at IPO

 APPENDIX  23  Supplemental Materials

 AV / NTM EBITDAx  Vail  Location-Based  Membership Platforms  Asset-Light  Lease-Heavy  L90D Avg  9.5x  17.7x  17.9x  7.5x  L1Y Avg.  10.1x  17.7x  17.7x  7.9x  L3Y Avg.  11.3x  16.2x  16.3x  9.5x  5.0x  10.0x  15.0x  20.0x  Aug-22  Feb-23  Vail  Aug-25  Aug-23 Feb-24  Location-Based Membership Platforms Avg.(2)  Aug-24  Asset-Light Avg.(3)  Feb-25  Lease-Heavy Avg.(4)  PROJECT BRUCE  SUPPLEMENTAL MATERIALS  24  Peer Trading Multiples Over Time  Historical AV / NTM EBITDA (1)  Last Three Years  Sources: Company Filings, Capital IQ  Notes:  Market data as of 8/8/2025; balance sheet as of Q2’25 where available  Location-Based Membership Platforms represents simple average of Vail, Costco, Lifetime Fitness, Planet Fitness  Asset-Light represents simple average of Marriott and Hilton  4. Lease-Heavy represents Melia; DHG excluded from lease-heavy avg. due to M&A speculations since announcement of strategic alternatives review  9.2x  7.8x  17.5x  17.2x

 Assumption  Notes  Low  Base  High  Market Risk Premium (MRP)  Morgan Stanley estimated market risk premium  6.0%  6.0%  6.0%  Risk Free Rate (Rf)  Spot rate 10-year U.S. Treasury as of 12/18/24  4.5%  4.5%  4.5%  Predicted Beta  Per Morgan Stanley Methodology  1.79  1.79  1.79  Sensitivity Adjustment  +/- 1.0% from base  (1.0%)  1.0%  Cost of Equity (KE)  Calculated using the Capital Asset Pricing Model  14.3%  15.3%  16.3%  Pre-tax Cost of Debt (KD)  Blended Rate Based on Current Capital Structure  11.0%  11.0%  11.0%  Tax Rate (t)  Stautory tax rate based on filings  21.0%  21.0%  21.0%  Post-tax Cost of Debt (KD)  8.7%  8.7%  8.7%  Debt / Total Capitalization  Based on expected capital structure  36.7%  36.7%  36.7%  Weighted Average Cost of Capital (WACC)  KE * E/(D+E) + KD * (1-t) * D/(D+E)  12.2%  12.8%  13.5%  Company’s Weighted Average Cost of Capital (“WACC”)  WACC Derivation  Using a weighted average cost of debt of 11.0% (based on indicative new issue rates provided by Morgan Stanley’s Leveraged Finance team) and a debt / total capitalization of 36.7% results in a WACC range of 12.2% to 13.5%  Source: Capital IQ, Company Filings, Management Information  PROJECT BRUCE  PROJECT BRUCE  SUPPLEMENTAL MATERIALS  25

 Balance Sheet as of 2Q’25   Q2 2025   FDSO Build  Based on Offer Price $9.00  Shares Outstanding (MM)  195.1  RSU (MM)  0.7  PSU (MM)  -  SAR (MM)  2.4  Fully Diluted Shares Outstanding (MM)(1)  198.2  Market Cap  Share Price ($)  $9.00  Fully Diluted Shares Outstanding (MM)  198.2  Equity Market Cap ($MM)  1,784  Debt  Maturity  Rate  2Q'25 Balance ($MM)  Senior Secured Notes  Mar 2027  Initial Notes: 8.2%, Additional Notes: 8.5%  687  Unsecured Loans - Soho Works Limited  Sep 2025  7.00%  32  Property Mortgage Loans - Term Loan  Jun 2033  6.99%  140  Other Loans (2)  Varies  Varies  15  Financing Leases  84  Financing Obligation  77  Total Debt  1,035  Cash  (150)  Net Debt  884  NCI  2  Aggregate Value  2,671  PROJECT BRUCE  SUPPLEMENTAL MATERIALS  26  Notes:  Share count as of 8/6/2025 per management incl. 195.1MM common shares, 0.7MM RSUs, and 2.4MM SARs dilution per Management (2.3MM at $4.00 strike price, 2.1MM at $5.00 strike price, 0.4MM at $6.05 strike price, 0.8MM at $12.46 strike price)  Other loans include Dean Street loan, Copenhagen loans, Greek Street loan, and Greek Government loan for 2Q’25  Company Capitalization  Source: Public filings, Company Budget per Management as approved for our use by the Special Committee (the “Budget”), Company Projections per Management as approved for our use by the Special Committee (the “Special Committee”) of the Board of Directors of the Company (the “Projections”), Q2’25 balance sheet per Company Materials

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